Inventory	12 Months Ended
Jun. 30, 2022
Inventory Disclosure [Abstract]
Inventory
Note 9 - Inventory

	June 30, 2022 $’000	June 30, 2021 $’000
Raw materials and consumables	44,843	24,431
Work in progress	4,561	1,132
Finished goods	3,457	10,069
Stock in transit	2,845	798

Total inventory	55,706	36,430

Inventory has been recorded at the lower of cost or net realisable value. A total of $0.5 million is recognized in inventory obsolescence provisions at June 30, 2022 (2021: nil).